                                                                    EXHIBIT 24

                                POWER OF ATTORNEY
        FOR SEC FILINGS ON FORMS ID, 3, 4, 5, 144, SCHEDULES 13D and 13G
                          IN RESPECT OF SECURITIES OF
                      ARCTURUS THERAPEUTICS HOLDINGS INC.

          The undersigned hereby constitutes and appoints each of Jeffrey Baumel and Ilan Katz as his or her true and lawful attorneys - in - fact and agents, each with full power of substitution and resubstitution for him or her in his or her name and stead in any and all capacities, to sign and file for and on his or her behalf, in respect of any acquisition, disposition or other change in ownership of any Common Stock or derivative securities thereof of Arcturus
Therapeutics Holdings Inc. (the "Company"), the following:

          (i)     any Form ID to be filed with the Securities and Exchange
                  Commission (the "SEC");

          (ii)    any Initial Statement of Beneficial Ownership of Securities on
                  Form 3 to be filed with the SEC;

          (iii)   any Statement of Changes of Beneficial Ownership of Securities
                  on Form 4 to be filed with the SEC;

          (iv)    any Annual Statement of Beneficial Ownership of Securities on
                  Form 5 to be filed with the SEC;

          (v)     any Notice of Proposed Sale of Securities on Form 144 to be
                  filed with the SEC;

          (vi)    and any other forms or reports the undersigned may be required to file in connection with the undersigned's ownership,
                  acquisition or disposition of securities of the Company,
                  including Schedules 13G and 13D; and

          (vii)   any and all agreements, certificates, receipts, or other
                  documents in connection therewith. The undersigned hereby
                  gives full power and authority to each attorney-in-fact to seek and obtain as the undersigned's representative and on the undersigned's behalf, information on transactions in the
                  Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release such information to the undersigned and approves and ratifies any such release of information. The undersigned hereby grants unto each attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifies and confirms all that any such attorney-in-fact and agent or substitute may do or cause to be done by virtue hereof. The undersigned acknowledges that:

                  (i)   neither the Company nor any of such attorney-in-fact
                        assumes (i) any liability for the undersigned's
                        responsibility to comply with the requirement of the
                        Securities Exchange Act of 1934, as amended (the
                        "Exchange Act"), (ii) any liability of the undersigned
                        for any failure to comply with such requirements or
                        (iii) any obligation or liability of the undersigned for
                        profit disgorgement under Section 16(b) of the Exchange
                        Act; and

                  (ii)  this Power of Attorney does not relieve the undersigned from responsibility for compliance with the
                        undersigned's obligations under the Exchange Act,
                        including without limitation the reporting requirements
                        under Section 16 of the Exchange Act. This Power of
                        Attorney shall remain in full force and effect until
                        revoked by the undersigned in a signed writing delivered
                        to such attorney-in-fact.

                            [Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney.

Date:  August 15, 2019            /s/ Andy Sassine
                                  ------------------
                                  Name: Andy Sassine